EXHIBIT 99.1

                                  CERTIFICATION
                      (PURSUANT TO 18 U.S.C. SECTION 1350)

The undersigned hereby certifies that (i) the foregoing Quarterly Report on Form 10-QSB filed by AF Financial Group (the "Company") for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         AF FINANCIAL GROUP


Dated February 13, 2003                  By: /s/ James A. Todd
                                             ----------------------------------
                                         James A. Todd
                                         President and Chief Executive Officer

Dated February 13, 2003                  By: /s/ Melanie Paisley Miller
                                             ----------------------------------
                                         Melanie Paisley Miller
                                         Executive Vice President, Secretary,
                                         Treasurer and Chief Financial Officer